Exhibit 99.1 Delek US Holdings, Inc. Investor Presentation March 2020

Disclaimers Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; future crude slates; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; light production from shale plays and Permian growth; differentials including increases, trends and the impact thereof on crack spreads and refineries; pipeline takeaway capacity and projects related thereto; refinery complexity, configurations, utilization, crude oil slate flexibility, capacities, equipment limits and margins; the ability to add flexibility and increase margin potential at the Krotz Springs refinery; improved product netbacks; the performance of our joint venture investments, including Red River and Wink to Webster, and the benefits, flexibility, returns and EBITDA therefrom; our ability to execute on the Big Spring Gathering System and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; divestiture of non-core assets and matters pertaining thereto; the attainment of certain regulatory benefits; retail growth and the opportunities and value derived therefrom; long-term value creation from capital allocation; execution of strategic initiatives and the benefits therefrom; and access to crude oil and the benefits therefrom. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to construct the long-haul pipeline; the ability of the Red River joint venture to expand the Red River pipeline; the ability to grow the Big Spring Gathering System; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek US and Delek Logistics believe that the presentation of adjusted net income, adjusted earnings per share (“adjusted EPS”), earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted EBITDA provide useful information to investors in assessing their financial condition, results of operations and cash flow their business is generating. Adjusted net income, adjusted EPS, EBITDA and adjusted EBITDA should not be considered as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Adjusted net income, adjusted EPS, EBITDA and adjusted EBITDA have important limitations as analytical tools because they exclude some, but not all, items that affect net income. Additionally, because adjusted net income, adjusted EPS, EBITDA and adjusted EBITDA may be defined differently by other companies in its industry, Delek US' and Delek Logistics’ definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Please see reconciliations of adjusted net income, adjusted EPS, EBITDA and adjusted EBITDA to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix. 2

Investment Overview (NYSE: DK)

Flexible Financial Position to Support Midstream Growth	• December 31, 2019 balance sheet:
	  • Delek US: approx. $955 Million of cash; $1.1 billion of debt
	  • Includes $5.5 million cash and $833 million debt of DKL
	  • Net debt (excl. DKL) of $284 million

Big Spring Gathering	• Over 275,000 dedicated acres; Ability to control crude oil quality, growing midstream services to support producers in Permian Basin • Expected annualized EBITDA of $20-$25 million in 2020 (1) • Expected annualized EBITDA of $45-$55 million in 2022 (3)
Wink to Webster Long Haul Pipeline Joint Venture	• Links value chain from Permian Basin wellhead to Gulf Coast markets • Expected net investment of $340 to $380 million with expected return that is well above internal hurdle rate of 15% • Secured project financing through JV in 1Q20
Red River Pipeline Joint Venture	• Supports DKL growth and increases crude oil optionality for DK with improved access to Cushing crude oil • ~$128.0 million initial investment + additional $16.5 million for expansion; Expected annualized adjusted EBITDA of $13.5 to $15.5 million pre-expansion growing to $20.0 to $25.0 million post-expansion (first half 2020)(1)
Cash Returns to Shareholders	• Repurchased $30.0 million of DK shares in 4Q19, $178 million over last 12 months • Increased regular quarterly dividend(2): • 4Q19 increased by 3.3% to $0.31/share • Seventh increase since dividend paid during first quarter of 2018

1) Please see page 40 and page 41 for a reconciliation of forecasted incremental annualized net income to forecasted incremental annualized adjusted EBITDA for the Red River joint venture and the Big Spring Gathering System in 2020.
2) Quarterly dividends mentioned are quarterly dividends per share declared in referenced periods.
3) Includes benefit from quality uplift for refineries. We are unable to provide a reconciliation of this forward-looking estimate of EBITDA because certain information needed to make a reasonable forward-looking estimate is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to unknown construction timing, unanticipated construction costs and other potential variables. Accordingly, a reconciliation to net income as the most comparable GAAP measure is not available without unreasonable effort.

3

Integrated Company with Asset Diversity and Scale

Strategically located assets with growing crude oil optionality



Source 207,000 bpd from Permian Basin
• Growing gathering system
• Wink to Webster JV Crude oil Pipeline
Access to Cushing; 35,000 bpd increasing to 100,000 bpd first half 2020
CUSHING
WOODFORD BASIN
PERMIAN BASIN
WICHITA FALLS
ALBUQUERQUE
LUBBOCK
BASIN
BIG SPRING
DALLAS
RED RIVER
LITTLE ROCK
EL DORADO
MEMPHIS
NASHVILLE
BRENTWOOD
MID VALLEY
CADDO
LOLA
RIO
TUCSON
EL PASO
WEST TEXAS GULF
Wink to Webster
TYLER
SAN ANGELO
AMDEL
PALINE
MILLENNIUM
KROTZ SPRINGS
ST JAMES
NEW ORLEANS
BEAUMONT
FREEPORT
EAGLE FORD BASIN
DELEK REFINERIES
DKL TERMINAL
DELEK ASPHALT TERMINAL
DELEK RENEWABLES
RETAIL CITIES
THIRD-PARTY TERMINAL
DKL CRUDE PIPELINE
DKL JOINT VENTURE CRUDE PIPELINES
THIRD-PARTY CRUDE PIPELINES
THIRD-PARTY PRODUCT PIPELINES
LONGVIEW, TEXAS
CORPORATE HEADQUARTERS

Refining [1]

- 302,000 bpd in total
  - El Dorado, AR
  - Tyler, TX
  - Big Spring, TX
  - Krotz Springs, LA
- Crude oil supply: 262,000 bpd WTI linked currently
- Increasing crude oil optionality through Red River expansion

Logistics

- 10 terminals
- Approximately 1,640 miles of pipeline
- 11.0 million bbls of storage capacity
- West Texas wholesale
- JV crude oil pipelines: RIO / Caddo/ Red River
- Own 63.4%, incl. 2% GP, of DKL[2]

Asphalt

6 asphalt terminals located in:

1) El Dorado, AR
2) Muskogee, OK
3) Memphis, TN
4) Big Spring, TX
5) Henderson, TX
6) Richmond Beach, WA

Retail

- Approximately 252 stores
- Southwest US locations
- West Texas wholesale marketing business

Renewables

Approximately 40m gallons Biodiesel production capacity:

1) Crossett, AR
2) Cleburne, TX
3) New Albany, MS

1) California refinery located in Bakersfield, which is not shown on the map, has not operated since 2012.
2) As of December 31, 2019, 5.4% of the ownership interest in the general partner is owned by three members of senior management of Delek US (who are also directors of the general partner). The remaining ownership interest is held by a subsidiary of Delek US.

4

Long History of Opportunistic Acquisitions & Value Creation Being Nimble and Capturing Market Dislocations / Opportunities DKL Joint Ventures Increased Gathering RIO Pipeline East and West Texas 2011 Caddo Pipeline SALA Gathering Lion Oil acquisition 2014 2015 2018 2013 2017 2005 2011 2012 Biodiesel 47% Acquired rest Biodiesel Acquired rest Tyler refinery & Paline Pipeline Nettleton Facility ownership of Alon USA Facility of Alon USA related assets Pipeline in Alon USA Partners 20052005 CurrentCurrent Acquisition Completed 2006 2011 2019 DKL 171 retail fuel & 2014 2016 Abilene & San Angelo Lion refinery & Red River convenience stores Mt. Pleasant Sold MAPCO terminals related pipeline & terminals Pipeline JV & related assets 2013 System North Little Rock Product Terminal 2014 2019 Frank 2017 Wink to Webster Thompson Acquired rest Long Haul JV 2012 2013 Transport of Alon USA Big Sandy Tyler-Big Sandy terminal & pipeline Pipeline 2018 Formed 2015 Big Spring 47% Gathering ownership Refining Segment Logistics Segment Retail Segment in Alon USA (1) Includes logistic assets in purchase price. Purchase price includes working capital for refineries. (2) Mt. Pleasant includes $1.1 million of inventory. 5

Environmental, Social, and Governance (ESG)

Environmental

- DK owns 3 biodiesel facilities with ~40mm gallons of annual biodiesel production capacity
  - Crossett, AR
  - Cleburne, TX
  - New Albany, MS
- The safety and health of our employees is a core value of the company as reflected in progressive safety improvements over time

72% and 82%

Reduction in TRIR and DART rates since 2016, respectively

TRIR and DART Performance [1,2]



Total Recordable Incident Rate
Days Away Restricted or Transferred
2.27
1.60
1.77
1.38
1.01
0.64
0.63
0.32
2016
2017
2018
2019



Social

- We are committed to our employees, the environment and communities in which we operate while delivering great products, services and other initiatives that impact lives within and outside the organization
- In 2019, the Delek Fund for Hope raised $4.7 million; providing financial support for non-profit organizations
  - Over 2,000 organizations supported since inception; Support education, environment, civic & basic human needs
- 1,892 volunteer hours companywide in 2019



36%

Women hold 36% of jobs across Delek

Other than Caucasian ethnicity 39% of the Delek workforce



39%

- Programs supporting emotional, physical and financial wellness for employees and their families

Delek US fund for hope

Governance

- DK's governance structure reflects our commitment to serve the best interests of our company and its stakeholders

Our Board Consists of Independent and Diverse Directors

- Board members have diverse backgrounds and experience
- 71% of Directors are Independent
- 7 board members include 3 minorities and 1 female
- **Board Committees:** The Board relies on 4 standing committees to assist in overseeing the affairs of the Company
  - Environmental, Health & Safety Committee (EHS)
  - Audit Committee
  - Compensation Committee
    - 98% Favorable shareholder support on Say on Pay vote in 2019
  - Nominating and Corporate Governance Committee



Delek US

1. Data represents Delek hours for all business units, excluding Delek Logistics, which is a separate public company
2. Rates calculated using the OSHA formula, which is based on 100 full-time employees for a one-year period (2,000 hours).

6

Midstream: Big Spring Gathering System

Delek US' Gathering Helps Control Crude Oil Quality and Cost into Refineries

Big Spring Gathering System

- Approximately 200-mile gathering system,
  - 350Kbpd throughput capacity
- >275,000 dedicated acres;
  - Points of origin: Howard, Borden, Martin and Midland counties
- Total terminal storage of 650K bbls;
  - Connection to Delek US' Big Spring, TX terminal

- **Getting closer to wellhead allows us to control crude quality and cost**
  - Provides improvement in refining performance and cost structure
- **Potential future dropdown to DKL once ramped**
- **Gathering increases access to barrels**
  - Creates optionality to place barrels:
    - Big Spring (local refinery)
    - Midland
    - Colorado City (access other refineries)
    - Wink (to Gulf Coast)
  - Control quality and blending opportunities


Delek US Permian Supply vs. Takeaway (2)
Quality Taker (Limited access to gathered bbls)
Ability to Control Quality (Increased access to gathered bbls)
Quality Seller (Growing services to producers, ability to access Gulf Coast markets)
W2W Long Haul
Permian Refining Capacity + Takeaway
2015
2016
2017
2018
2019
2020
2021
2022
2023
Takeaway Capacity
W2W Long Haul
Access to Gathered Bbls

Delek US' Investment

- **Expected capital cost:**
  - $79 million spent in 2018
  - Estimated $144 million spent in 2019
  - Will continue to develop as acreage grows
- **Current annualized EBITDA benefit forecast**
  - $20 to $25 million in 2020 (1)
  - $45 to $55 million in 2022 (3)

1) Please see page 41 for a reconciliation of forecasted EBITDA to forecasted net income for Big Spring Gathering System in 2020.
2) Based on internal company projections; actual results will vary based on market conditions, operations and company performance. Please refer to the forward looking statement disclaimer on page 2 for additional considerations.
3) Includes benefit from quality uplift for refineries. We are unable to provide a reconciliation of this forward-looking estimate of EBITDA because certain information needed to make a reasonable forward-looking estimate is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to unknown construction timing, unanticipated construction costs and other potential variables. Accordingly, a reconciliation to net income as the most comparable GAAP measure is not available without unreasonable effort.

7

Midstream: Wink to Webster Crude Oil Long Haul Pipeline Joint Venture

Complements Gathering – Provides Access to Gulf Coast Markets

Wink to Webster Pipeline JV

- 650-mile 36-inch diameter crude oil pipeline
- Wink to Webster Pipeline LLC – Exxon, Plains, MPLX, Delek US, Rattler Midstream, Lotus Midstream
- Total system expected completion early 2021
- Supported by significant volume of long term commitments



Big Spring
Midland
Wink
WTW Crude Oil Pipeline
Beaumont
Junction
Webster/
Baytown

- **Delek US' Investment**
  - Delek US has 15% ownership interest in Wink to Webster Pipeline LLC
  - Expected $340 million to $380 million net investment
  - Integrated with Big Spring gathering system to provide source of barrels and services to producers
- **Well above Delek US' targeted minimum required midstream IRR of 15%**
- **Secured project financing for approximately 80% of our investment**
  - **~$69 million reimbursement in 1Q20; ~$145mm total investment to-date**
  - **Results in ~$75 million equity contribution; balance to be project financed**

8

Midstream: Red River Pipeline Joint Venture Red River Pipeline JV  DKL purchased 33% interest in May 2019; closed effective May 1  Planned expansion from 150 kbpd to 235 kbpd . Approx. $128.0 million initial investment; Financed with revolver  Expected completion in first half of 2020 . DKL will contribute $20.0 million to the expansion, of which $3.5  Delek US is a major shipper on pipeline; increased million was included in initial investment in May 2019 crude oil optionality  Expected annualized adjusted EBITDA . Expected $13.5 to $15.5 million annualized adjusted EBITDA(1) pre- expansion . Increases to $20.0 to $25.0 million annualized adjusted EBITDA(1) post-expansion first half 2020 Delek US is a major shipper on pipeline; increased crude oil optionality . Increasing by 65,000 bpd to 100,000 bpd following expansion; . Incremental 24 million bbls/yr of Cushing crude oil into Longview, TX . From Longview, TX DKL access to:  Delek US refining system; Ability to reduce dependence on Midland crude oil at Tyler, El Dorado and Krotz Springs  Gulf Coast markets through Paline and other third party pipelines Longview  Increases potential WTI-Brent exposure with limited cost to the company 1) Please see page 40 for a reconciliation of forecast incremental annualized net income to forecast incremental annualized adjusted EBITDA. 9

Midstream: Utilizing Free Cash Flow & Strong Balance Sheet to Fund Growth

Supports goal to generate approximately $370 million to $395 million of annualized midstream adjusted EBITDA by '23

Strong Adjusted EBITDA Growth Profile from Midstream Initiatives (1)



($ in millions)
$179
$2
$8
$6
$32
$140-$165
$370-$395
Paline & Red River excludes EBITDA generated in LTM
LTM EBITDA 12/31/19 (3)
Paline Tariff Increase (2)
Red River JV Pre ($6)/Post Exp ($8) (2)
Krotz Springs Midstream Assets (2)
Other Midstream growth projects (4)
Total Annualized Adj. EBITDA Potential (4)

Delek US announced goal to achieve midstream target by 2023

Delek Logistics provides platform to unlock logistics value

Paline Pipeline tariff increase

- Incentive tariff of $0.75/bbl expired on Feb. 28, 2019; FERC tariff of $1.57/bbl in place
- $900,000 monthly EBITDA increase(2)

Red River Joint Venture (2)

- Pre Expansion: Expected $13.5 to $15.5 million annualized adjusted EBITDA
- Post Expansion: Increases to $20.0 to $25.0 million annualized adjusted EBITDA (first half 2020 completion)

Krotz Springs Midstream Assets

- $30 to $34 million EBITDA / year (2)

Midstream Growth Projects by 2023:

- Other organic midstream growth projects being invested in by strong sponsor DK
  - Big Spring Gathering System
  - Wink to Webster Long Haul
  - Other organic growth

1) Information for illustrative purposes only to show potential based on estimated dropdown assets listed. Actual amounts will vary based on market conditions, which assets are dropped, timing of dropdowns, actual performance of the assets and Delek Logistics in the future. Expected amounts adjusted for what is captured in the LTM period.
2) Please see pages 34, 39, and 40 for a reconciliation of forecasted EBITDA or adjusted EBITDA to forecasted net income for the Krotz Springs midstream assets, Paline pipeline tariff increase, and Red River joint venture. respectively.
3) Please see page 38 for reconciliation of Delek Logistics net income to EBITDA.
4) We are unable to provide a reconciliation of this forward-looking estimate of adjusted EBITDA because certain information needed to make a reasonable forward-looking estimate of net income is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to unknown construction timing, unanticipated construction costs and other potential variables. Accordingly, a reconciliation to net income as the most comparable GAAP measure is not available without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP net income would vary substantially from the amount of EBITDA adjusted projected.

10

Transforming Adjusted EBITDA Toward Midstream 2019 Adjusted EBITDA (1)  Midstream to comprise increasing % of future adjusted EBITDA -25% . More stable revenue stream . Higher multiple business 26% 93% 6%  Refining free cash flow funds midstream build- out Refining Retail Midstream Corporate, Other and Eliminations  E&P and MLP capital constraints creates opportunity in Midstream 2022-2023 Potential Adjusted EBITDA (2)  Base adjusted EBITDA performance progressively moving higher based on high -8% grading the portfolio and stable growth projects 35% 70%  Offers integration and synergies; participation in 3% broader value chain Refining Retail Midstream Corporate, Other and Eliminations 1) As of December 31, 2019. 2) Delek US 2022 - 2023 target: Actual results will vary based on market conditions, operations and company performance. Please refer to the forward looking statement disclaimer on page 2 for additional considerations. 10

Improving the Base

Progressing Toward Sustainable Adjusted EBITDA of ~$800mm to >$1B

Divested Underperforming Assets

- Throughout '18 divested Paramount, CA/AltAir Renewables, West Coast Asphalt terminals, Long Beach, CA
  - (collectively removed ~$35mm of annual carrying costs - based on 2017 run rate)
- Evaluating Bakersfield

Optimized Assets

- Simplified corporate structure with ALDW transaction
- Interest expense savings from simplified debt structure
- Delivered $100mm synergies from Alon Merger (ex-interest expense)
- Unlocked Big Spring Logistics value with $315mm drop down to DKL

Diversifying Portfolio / Incremental Contributions

- Commercial initiatives adding value
- Free cash flow funding more stable midstream and gathering build-out
- Krotz alkylation unit ~$50mm/yr expected EBITDA (1)
- Gathering progressively ramping to $45-$55mm/yr adjusted EBITDA in '22(3)
  - $20 to $25 million in 2020 (1)
- Red River expansion complete first-half '20
  - $20-$25mm/yr adjusted EBITDA (1)
- Wink to Webster expected completion early '21
  - expected greater than 15% unlevered IRR on $340-$380mm capital investment
- Regulatory: Rins/BTC ~$80mm/yr(3)



Adjusted EBITDA ($mm) (5)
1,000
800
600
400
200
0
In motion
Future growth
Initiatives should create sustainable adj. EBITDA and midstream growth
2018 Actual (2)
2019 Actual (2)
Commercial Initiatives (3)
Krotz - Alky unit (1)
Red River JV (1)
Big Spring Gathering (3)
Wink to Webster JV (3)
Potential '23 (3) (4)

1) Please see pages 33, 40, and 41 for a reconciliation of forecasted EBITDA or adjusted EBITDA to forecasted net income for Krotz Springs Alkylation Project, Red River joint venture and Big Spring Gathering System, respectively.
2) Please see page 35 for a reconciliation of actual Adjusted EBITDA to Net Income for 2019 and 2018.
3) We are unable to provide a reconciliation of these forward-looking estimate of EBITDA because certain information needed to make a reasonable forward-looking estimate is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to unknown construction timing, unanticipated construction costs and other potential variables. Accordingly, a reconciliation to net income as the most comparable GAAP measure is not available without unreasonable effort. Gathering adjusted EBITDA Includes benefit from quality uplift for refineries.
4) Based on internal company projections; actual results will vary based on market conditions, operations and company performance. Please refer to the forward looking statement disclaimer on page 2 for additional considerations.
5) Range Reflects: $0 - $2.50/bbl Midland/WTI diff; $5 - $6/bbl WTI/Brent diff; $15 - $16/bbl GC ULSD 5-3-2; and 97% utilization rate

12

Retail: Diversifies Delek DK Advantage and Footprint  ~80% integration with existing downstream operations offering synergies and competitive advantage  Operate approximately 252 C-stores in Central and West Texas and New Mexico Ongoing Strategy  Divesting underperforming stores  Rebrand 7-Eleven stores to DK by 2021  Implement interior re-branding/re-imaging  Longer-term build out to industry (NTI) stores 13

Renewables: Biodiesel Facilities

3 Biodiesel Facilities:
~40mm gallons of Annual Biodiesel Production Capacity

- Crossett, AR
- Cleburne, TX
- New Albany, MS

- Congress Approved $1/gallon Biodiesel Tax Credit (BTC) for 2018 – 2022
- $1/gallon Credit Equates to ~$40 million of Annual Income (~$0.50/share EPS) to DK (1)
- Integrated with refining system: Ability to Sell Volumes "In-House" and Retain Most of the Credit
- Renewables Business Enhances ESG Position

Estimated Carbon Saved by producing Lower Carbon Intensity Fuel (2)

~1 Billion
Miles driven by an average passenger vehicle

-or-

~86,500
Passenger vehicles driven for one year

-or-



-or-

~52 billion
Number of smartphones charged

-or-

~940,000
Barrels of oil consumed

40mm gallons of biodiesel
=
407,200 metric tons of carbon reduction

1. Estimate based on operating at capacity and share count as of 4Q 2019. Actual will vary based on utilization, market conditions and regulatory environment.
2. Source: EPA; https://www.epa.gov/energy/greenhouse-gas-equivalencies-calculator. Please note that these estimates are approximate and should not be used for emission inventory or formal carbon footprinting exercises.

14

PADD 3 Refining System with Crude Slate Optionality

Tyler, Texas
- 75,000 bpd crude oil throughput
- 8.7 complexity
- Light crude oil refinery
- Permian Basin, Cushing and East Texas sourced crude oil

El Dorado, Arkansas
- 80,000 bpd crude oil throughput
- 10.2 complexity
- Flexibility to process medium and light crude oil
- Permian Basin, local Arkansas, East Texas, Cushing and Gulf Coast crude oils

Big Spring, Texas
- 73,000 bpd crude oil throughput
- 10.5 complexity
- Process WTI and WTS crude oil
- Located in the Permian Basin

Krotz Springs, Louisiana
- 74,000 bpd crude oil throughput
- 8.8 complexity
- Permian Basin, Cushing, local and Gulf Coast crude oil sources

Increasing Access to Cushing Crude Oil Grades, bpd



Crude Throughput Capacity
Current Crude Oil Access
1st Half 2020 Crude Oil Access
302,000
35,000
25,000
35,000
207,000
35,000 to 42,000
25,000
35,000 to 100,000
135,000 to 207,000
Permian
Cushing
ETX/ AR
Other/GC

Crude Oil Optionality ***- Red River pipeline joint venture to increase access to Cushing crude oil from 35,000 bpd to 100,000 bpd following expansion in first half 2020***

- ***Brings total barrels priced on a Cushing basis, excluding Midland, to 125,000 bpd***



2019
Tyler(1)
WTI
ETX
Other
11%
0%
89%
100% WTI linked
El Dorado(1)
WTI
Local AK
Other
20%
21%
59%
100% WTI linked
Big Spring(1)
WTI
WTS
25%
76%
100% WTI linked
Krotz Springs(1)
WTI
GC Sweet
28%
72%
75% WTI linked

1) Crude oil slate based on amount received year-to-date as of December 31, 2019 and will vary each period based on operations and purchases.

Note: WTI-Brent differential realized through crack spread and capture rates and Midland-WTI differential realized in crude slate.

15

Niche Market = Margin Strength

Permian Centric Assets Offer Advantaged Access

Transportation economics should set the differential

- Barrels need incentive to clear the market
- The "incremental barrel" must be exported
- Permian should remain discounted to Brent
- Pipeline tariff renegotiations have reduced costs

Midland

- Permian key driver of domestic production growth
- New Permian pipes divert crude from Cushing
- Gulf Coast export constraints remain a variable
- Refining downtime to cause ebb/flow of diffs

Red River creates optionality to access Cushing bbls

- 65mbbl/d expansion in 1H20
- Currently access ~75mmbbl Midland crude annually
  - $1/bbl move in Midland to Cushing equates to $75mm annually
- Red River creates optionality to reduce down to 50mmbbl Midland annually;
  - $1/bbl change would equate to $50mm annually

Indication of Permian/Brent Export Economics (1)



$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
~$5-6/bbl
~$7-9/bbl
Europe
Asia
Pipeline Tariff
Transport from terminal to water
Shipping Freight
Time Value of Money

Refining ROCE (5-Year Average) (2)



15.7%
14.1%
12.7%
12.4%
9.9%
9.2%
DK
VLO
HFC
MPC
PBF
PSX

Delek US

1) Illustrative of market dynamics December 2019.
2) Source: U.S. Capital Advisors YTD through February 28, 2020.

16

Capital Allocation Framework Four pillars underpinned by a rigorous and disciplined capital allocation program to create long-term value Priorities: • Invest: Capital allocation program focuses on safety, maintenance, and reliability as top priority • Dividends: Maintain a competitive and growing dividend, commensurate with underlying earnings power • Grow: Maintain financial strength and flexibility to support strategic growth objectives • Return excess cash / Enhance Balance Sheet: Opportunistically repurchase shares and/or reduce net debt Non-Discretionary Discretionary Sustaining & Regulatory Capex Growth Capex • Approximately $130 million sustaining capex/yr • 25% IRR for >$5mm projects at Refining; <$5mm is 50% IRR • Between $50-$70 million per turnaround • >15% IRR minimum hurdle rate for Retail projects, dependent on size • Upcoming turnarounds over next 3 yrs. Sustaining Capex • >15% IRR hurdle rate for stable cash flow Logistics projects • Critical for safe and reliable operations • Various amounts for regulatory capex Cash Returns to Shareholders Dividend • Target competitive overall cash return; Share repurchases may be opportunistic based on alternative investment opportunities and relative • Grow dividend commensurate with underlying valuations earnings growth of the company Acquisitions • Level that can be maintained through the cycle • Evaluate accretive opportunities as they arise vs. alternative uses of cash Opportunistically De-lever • Continue to optimize the balance sheet • Opportunistically repay DK debt when FCF supports it • $150mm convertible debt paid in Sept of 2018 17

Capital Allocation – Balanced & Flexible Historical Adjusted EBITDA Capital Allocation Philosophy Income Tax Expense Interest Expense, Net Flexible  Targeting >$1B Adjusted EBITDA in Coming Years  $659mm adjusted EBITDA 2019(1)  Underpinned by midstream growth  Growth Capital and Buybacks to Flex with Free Cash Non-discretionary Generation  More Stable Midstream Earnings Underpins Better Visibility to Return Cash to Shareholders Adj EBITDA '18 (1) '18 EBITDA Adj (1) '19 EBITDA Adj 1) Please see page 35 for a reconciliation of actual Adjusted EBITDA to Net Income for 2019 and 2018. 18

Capital Allocation Discipline

Maintaining a Strong Balance Sheet

- Should support ability to invest in the business and return cash to shareholders
- Provides ability to act quickly to take advantage of opportunities
- DK excluding DKL, had $950 million of cash and $284 million net debt at 12/31/19

Capital Allocation Discipline in Practice

Investing in the business

- Big Spring Turnaround in 1Q20
  - No other major turnaround scheduled for 2020

Growing the business

- Focus on Midstream
  - Big Spring Gathering System capital spending
  - Joint Venture Contributions
    - Wink to Webster long haul pipeline joint venture
    - Red River Joint Venture
- Improving Refining operations
  - Krotz alkylation project (Completed April '19)

Cash Balance & Net Debt (DK Ex. DKL)[1]



$1,013
$209
$1,128
$178
$1,090
$(5)
$1,079
$8
$984
$72
$946
$130
$1,000
$159
$950
$284
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
Cash Balance
Net Debt

Capital Expenditures[1][2]



$30.6
$39.5
$38.4
$16.3
$53.4
$32.7
$52.0
$54.8
$74.1
$54.3
$38.2
$47.7
$44.7
$65.8
$25.0
$78.3
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
Sustaining Capex
Discretionary Capex

1) Based on company filings from Q1 2018 through Q4 2019. Sustaining capex defined as regulatory & maintenance capital expenditures. Capital expenditures does not include joint venture contributions.
2) Excludes purchases of rights-of-way in the amount of $19.1 million in 2019.

19

Capital Allocation Discipline in Practice Cash Returned to Shareholders Delek US Cash Returned(1) 2019 Cash Returned to Shareholders as % of Market Cap(2) Returned $265.0 million to shareholders through buybacks and 12% 11% dividends in 2019 10% 9% 9% 8% 8% 7% 6% 6% $157.9 4% 4% $92.1 $58.6 $46.2 $43.0 2% $20.0 $30.3 $20.8 $21.0 $20.9 $21.0 $21.5 $21.8 $22.5 0% 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 PBF VLO PSX CVI MPC HFC DK Dividend Share Repurchases Dividends Declared ($/share) Dividend Yield (3) Raised quarterly dividend seven times since 1Q18 to $0.31/share 12.0% 10.4% $1.00 $1.14 $0.95 10.0% $0.96 8.0% 5.1% 5.2% 5.4% $0.60 $0.60 $0.60 $0.60 6.0% $0.55 4.4% 4.5% $0.39 3.9% 4.0% $0.18 $0.21 2.0% $0.15 $0.15 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 0.0% HFC MPC PSX DK PBF VLO CVI Regular Special 1) Based on company filings from Q1 2018 through 4Q 2019. 2) Based on Factset data and company filings; market capitalization as of last quarter ending 12/31/2019 3) Based on Factset data as of 2/26/2020 20

Market Opportunities & Valuation

Peer Leading Light Products Yield

Delek US positioned to benefit with high value product yields and crude oil slate flexibility

- **Refining system product yields**
  - Middle distillate: average approx. 115,000 bpd of distillate or 42 million barrels annually[4]
  - Gasoline: average approx. 150,000 bpd of gasoline or 55 million barrels annually[4]
  - Low residual products: approximately 2.9% yield[4]
- **Crude oil slate has flexibility**
  - Ability to increase sour crude oil processing to approximately 50% based on market economics
    - Big Spring refinery currently processes 26% WTS and can increase to 100%
    - El Dorado refinery flexibility to process light to medium sour crude oil (up to 100%) based on economics
- **El Dorado enhanced post vacuum tower design change**
  - Positioned to run at higher utilization rates, with potential to improve distillate yield over 4%
- **Krotz Springs refinery exploring ability to produce low sulfur marine fuel**

4Q19 Refiners' Middle Distillates Yield % (1) (2) (3)



41%
40%
39%
38%
37%
35%
33%
CVI
VLO
DK
PSX
HFC
MPC
PBF

4Q19 Refiners' Gasoline Yield % (1) (3)



54%
53%
53%
52%
51%
50%
44%
CVI
DK
HFC
MPC
PBF
VLO
PSX

1) Industry average based on peer group.
2) Middle distillates yield includes distillate fuel oil, kerosene and kerosene-type jet fuel.
3) Sourced from respective company press releases, SEC filings, and earnings calls.
4) Average calculated based on 2019 results. Residual yield includes asphalt, road oil and residual fuel oil.

22

Valuation Opportunity

Partial Segment Sum of Parts

Midstream		
'23E EBITDA ($mm)* [1] [2]	EBITDA Multiple	
	8.0 x	10.0 x
$383	$3,060	$3,825
Retail Marketing		
'23E EBITDA ($mm) [1]	EBITDA Multiple	
	8.0 x	10.0 x
$35	$280	$350
Enterprise Value ($MM)		
Enterprise Value ($MM)	$3,340	$4,175
DK Consolidated Net Debt 4Q19*	$1,112	$1,112
Less DKL minority interest	$190	$190
Equity Value ($MM)	$2,038	$2,873
4Q19 est. share count (mm)	74	74
Equity Value ($/share)	$27	$39
	Mid-Pt	$33

Refining Value $0**

* Midstream growth funded w/ combination of project financing and free cash flow

** Net of corporate expenses

- Energy sector severely discounted versus broader market
  - DK earnings stream to become more stable with midstream growth
- Consistently growing dividend results in yield well above S&P 500 average
- Midstream & Retail EBITDA potential **"alone"** support current equity value

Metrics vs. S&P 500 [3]

	'20E P/E Multiple	10-yr avg P/E
DK	9.2 x	10.6 x
S&P 500	17.54	15.3 x
	Current Dividend Yield	
DK	5.1%	
S&P 500	2.0%	
	Return on Equity (LTM 2Q19)	
DK	18.8%	
S&P 500	15.7%	
	'20E Price to Book	
DK	0.9	
S&P 500	3.3	

1) We are unable to provide a reconciliation of this forward-looking estimate of EBITDA because certain information needed to make a reasonable forward-looking estimate of net income is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to unknown construction timing, unanticipated construction costs and other potential variables. Accordingly, a reconciliation to net income as the most comparable GAAP measure is not available without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP net income would vary substantially from the amount of EBITDA projected.
2) Please refer to page 6 for additional midstream information.
3) Bloomberg as of 2/26/2020

21

An Integrated and Financial Flexibility to Diversified Refining, Support Strategic Logistics and Marketing Company Objectives Permian Focused Invest in the Business to Refining System with Focus on Long-Term Operate Reliably and Increasing Access to Shareholder Returns Safely Cushing Growing Midstream Platform to Diversify EBITDA Stream

Appendix

4Q19 Cash Flows  Strong financial position with over $955 million of cash on the balance sheet  Cash flow from operating activities was approx. $127 million . Working capital decreased cash flow by approx. $10 million  Total investing activities of approx. $182 million: . Cash capital expenditures of approx. $107 million . JV investment of approx. $53 million (including approx. $51.5 million Wink to Webster)  Total cash returned to shareholders of approx. $53 million . Includes approx. $30 million of repurchases 26

1Q20 Guidance Range 1Q20 Guidance Range (1) Low High Consolidated Operating Expenses, $ in millions $165.0 $175.0 Consolidated G&A, $ in millions $65.0 $70.0 Consolidated Depreciation and Amort., $ in millions $50.0 $52.0 Net interest expense, $ in millions $31.0 $33.0 Effective Tax Rate (2) 16.0% 18.0% Estimate Diluted Share Count (exclusive of repurchases) 74.5 74.7 Total Crude Throughput 245,000 255,000 2020 Capital Expenditures, $ in millions Refining $205.2 Logistics $22.7 Retail $26.2 Corporate/Other $71.6 Total $325.7 (1) Delek US estimates. Actual results will vary based on market conditions, operations and company performance. Please refer to the forward looking statement disclaimer on page 2 for additional considerations. (2) Based on our current forecast, we expect the 2020 ETR range to be 15.5% - 17.5% including minority interest, and 17.6%-19.6% excluding minority interest. 27

Current Delek US Corporate Structure 94.6% ownership interest (1) Delek US Holdings, Inc. NYSE: DK Delek Logistics GP, LLC (the General Partner) 61.4% interest in LP units 2.0% interest General partner interest Incentive distribution rights Delek Logistics Partners, LP NYSE: DKL 1) As of December 31, 2019, 5.4% of the ownership interest in the general partner is owned by three members of senior management of Delek US (who are also directors of the general partner). The remaining ownership interest is held by a subsidiary of Delek US 28

Market Data

Access to Midland Crude Oil Benefits Margins WTI Midland vs. WTI Cushing Crude Oil Pricing (1) ($ per barrel) $2.00 $0.00 ($2.00) ($4.00) ($6.00) ($8.00) ($10.00) ($12.00) ($14.00) ($16.00) ($18.00) Jul-14 Jul-11 Jul-12 Jul-13 Jul-15 Jul-16 Jul-17 Jul-18 Jul-19 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Jan-19 Jan-20 Sep-15 Sep-11 Sep-12 Sep-13 Sep-14 Sep-16 Sep-17 Sep-18 Sep-19 Nov-16 Nov-11 Nov-12 Nov-13 Nov-14 Nov-15 Nov-17 Nov-18 Nov-19 Mar-12 Mar-11 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Mar-19 May-13 May-11 May-12 May-14 May-15 May-16 May-17 May-18 May-19 1) Source: Argus – as of February 26, 2019 30

U.S Refining Environment Trends Refined Product Margins and WTI-Linked Feedstock Favor Delek US (1) (2) (2) $50 Brent-WTI Cushing Spread Per Barrel WTI 5-3-2 Gulf Coast Crack Spread Per Barrel LLS 5-3-2 Gulf Coast Crack Spread Per Barrel $40 $30 $20 $10 $0 -$10 -$20 -$30 Jul-10 Jul-11 Jul-12 Jul-13 Jul-14 Jul-15 Jul-16 Jul-17 Jul-18 Jul-19 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Jan-19 Jan-20 Sep-10 Sep-11 Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 Sep-17 Sep-18 Sep-19 Nov-10 Nov-11 Nov-12 Nov-13 Nov-14 Nov-15 Nov-16 Nov-17 Nov-18 Nov-19 Mar-10 Mar-11 Mar-12 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Mar-19 May-10 May-11 May-12 May-13 May-14 May-15 May-16 May-17 May-18 May-19 1) Source: Platts and NYMEX as of February 2019; 5-3-2 crack spread based on HSD 2) Crack Spreads: (+/-) Contango/Backwardation 31

Reconciliations

Non-GAAP Reconciliation of Alkylation Project EBITDA(1) Reconciliation of Forecast Incremental U.S. GAAP Net Income (Loss) to Forecast Incremental EBITDA for Alkylation Project ($ in millions) Annual Amount Forecasted Incremental Net Income $ 33.2 Add Forecasted Incremental Amounts for: Interest Expense, net $ - Income tax expense $ 9.9 Depreciation and amortization $ 6.9 Forecasted Incremental EBITDA $ 50.0 1) Based on projected potential future performance from the alkylation unit project at Krotz Springs. Amounts of EBITDA, net income and timing will vary. Actual amounts will be based on performance of the project and market conditions. 33

Non-GAAP Reconciliation of Krotz Springs Potential Dropdown EBITDA(1) Krotz Springs Logistics Drop Down Reconciliation of Forecast Incremental U.S. GAAP Net Income (Loss) to Forecast Incremental EBITDA ($ in millions) Forecasted Range Forecasted Incremental Net Income $ 2.9 $ 3.3 Add Forecasted Incremental Amounts for: Depreciation and amortization 15.6 17.7 Interest and financing costs, net 11.5 13.0 Forecasted Incremental EBITDA $ 30.0 $ 34.0 1) Based on projected range of potential future logistics assets associated with the Krotz Springs refinery that could be dropped to Delek Logistics from Delek US in the future. Amounts of EBITDA, net income and timing will vary, which will affect the potential future EBITDA and associated deprecation and interest at DKL. Actual amounts will be based on timing, performance of the assets, DKL’s growth plans and valuation multiples for such assets at the time of any transaction. 34

Non-GAAP Reconciliations of Adjusted EBITDA 35

IncreasedIncreased Distribution withwith Conservative CoverageCoverage and and Leverage Leverage Distribution per unit has been increased twenty-eighth consecutive times since the IPO $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 $0.510 $0.530 $0.550 $0.570 $0.590 $0.610 $0.630 $0.655 $0.680 $0.690 $0.705 $0.715 $0.725 $0.750 $0.770 $0.790 $0.810 $0.820 $0.850 $0.880 $0.885 (1) MQD 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 Distributable Cash Flow Coverage Ratio (2)(3)(4) Avg. 1.68x in 2014 Avg. 1.35x in 2015 Avg. 1.35x in 2013 Avg. 1.11x in 2016 Avg. 1.19x in 2018 Avg. 0.97x in 2017 Avg. 1.08x in 2019 1.39x 1.32x 1.35x 1.30x 1.61x 2.02x 1.42x 1.67x 1.25x 1.49x 1.47x 1.18x 1.20x 1.29x 0.98x 1.00x 0.88x 1.06x 0.97x 0.96x 1.14x 1.34x 1.25x 1.03x 1.06x 1.08x 1.11x 1.08x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 Leverage Ratio (5) 1.70x 1.58x 2.28x 2.40x 3.21x 2.69x 2.55x 2.56x 3.00x 3.14x 3.11x 3.49x 3.48x 3.47x 3.70x 3.85x 3.83x 3.88x 3.72x 3.77x 4.60x 4.44x 4.53x 4.08x 4.17x 4.60x 4.60x 4.43x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. 2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see reconciliations starting on page 37. 3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. 4) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods. 36

DKL: Reconciliation of Cash Available for Distribution

(dollars in millions, except coverage)	2013 [2]	1Q14 [2]	2Q14 [2]	3Q14 [2]	4Q14 [2]	2014 [2]	1Q15 [2]	2Q15	3Q15	4Q15	2015 [2][3]
Reconciliation of Distributable Cash Flow to net cash from operating activities											
Net cash provided by operating activities	$49.4	$14.4	$31.2	$20.1	$20.8	$86.6	$15.8	$30.8	$20.2	$1.3	$68.0
Accretion of asset retirement obligations	(0.2)	(0.1)	(0.1)	(0.1)	0.0	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)
Deferred income taxes	(0.3)	0.0	(0.1)	(0.0)	0.2	0.1	(0.2)	0.2	0.0	0.0	(0.0)
Gain (Loss) on asset disposals	(0.2)	-	(0.1)	-	(0.0)	(0.1)	(0.0)	0.0	-	(0.1)	(0.1)
Changes in assets and liabilities	8.3	3.4	(6.0)	(1.6)	3.0	(1.2)	3.3	(7.3)	3.6	20.5	20.1
Distributions from equity method investments											
Maint. & Reg. Capital Expenditures	(5.1)	(0.8)	(1.0)	(0.8)	(3.9)	(6.5)	(3.3)	(3.9)	(3.5)	(2.7)	(13.4)
Reimbursement for Capital Expenditures	0.8	-	-	-	1.6	1.6	1.6	1.8	2.0	0.2	5.5
Distributable Cash Flow	$52.9	$17.0	$24.0	$17.7	$21.8	$80.3	$17.1	$21.4	$22.2	$19.0	$79.8
Distribution Coverage Ratio [1]	1.35x	1.61x	2.02x	1.42x	1.67x	1.68x	1.25x	1.49x	1.47x	1.18x	1.35x
Total Distribution [1]	$39.3	$10.5	$11.9	$12.4	$13.1	$47.9	$13.7	$14.4	$15.1	$16.1	$59.3

(dollars in millions, except coverage)	1Q16	2Q16	3Q16	4Q16	2016 [3]
Reconciliation of Distributable Cash Flow to net cash from operating activities					
Net cash provided by operating activities	$26.4	$31.2	$29.2	$13.9	$100.7
Accretion of asset retirement obligations	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)
Deferred income taxes	-	-	-	0.2	0.2
Gain (Loss) on asset disposals	0.0	-	(0.0)	-	0.0
Changes in assets and liabilities	(5.4)	(7.1)	(10.0)	7.7	(14.9)
Distributions from equity method investments					
Maint. & Reg. Capital Expenditures	(0.7)	(0.9)	(0.7)	(3.6)	(5.9)
Reimbursement for Capital Expenditures	0.2	0.2	0.4	2.4	3.3
Distributable Cash Flow	$20.4	$23.3	$18.8	$20.6	$83.0
Distribution Coverage Ratio [1]	1.20x	1.29x	0.98x	1.00x	1.11x
Total Distribution [1]	$17.1	$18.1	$19.3	$20.5	$75.0

(dollars in millions, except coverage)	1Q17	2Q17	3Q17	4Q17 [3]	2017 [3]	1Q18	2Q18	3Q18	4Q18	2018
Reconciliation of Distributable Cash Flow to net cash from operating activities										
Net cash provided by operating activities	$23.5	$23.9	$30.5	$9.8	$87.7	$23.7	$28.0	$6.0	$90.4	$148.0
Accretion of asset retirement obligations	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)
Deferred income taxes	-	(0.1)	(0.0)	0.3	0.1	-	-	-	(0.2)	(0.2)
Gain (Loss) on asset disposals	(0.0)	0.0	0.0	0.0	0.0	(0.1)	0.1	(0.7)	(0.2)	(0.9)
Changes in assets and liabilities	(3.6)	0.9	(8.5)	14.6	3.4	3.7	6.2	28.1	(59.9)	(21.9)
Non-cash lease expense						-	-	-	-	-
Distributions from equity method investments								0.3	0.2	1.2
Maint. & Reg. Capital Expenditures	(2.2)	(2.1)	(0.7)	(4.4)	(9.4)	(0.3)	(1.0)	(2.4)	(3.5)	(7.2)
Reimbursement for Capital Expenditures	0.9	0.5	0.4	1.7	3.5	0.4	0.3	1.3	0.9	2.9
Distributable Cash Flow	$18.4	$23.0	$21.6	$21.9	$85.0	$27.3	$33.5	$32.4	$27.6	$121.5
Distribution Coverage Ratio [1]	0.88x	1.06x	0.97x	0.96x	0.97x	1.14x	1.34x	1.25x	1.02x	1.19x
Total Distribution [1]	$21.0	$21.8	$22.3	$22.8	$87.9	$24.0	$25.0	$26.0	$26.9	$101.9

(dollars in millions, except coverage)	1Q19	2Q19	3Q19	4Q19	2019
Reconciliation of Distributable Cash Flow to net cash from operating activities					
Net cash provided by operating activities	$26.2	$24.1	$34.3	$45.8	$130.4
Accretion of asset retirement obligations	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)
Deferred income taxes	-	-	(0.1)	(0.6)	(0.7)
Gain (Loss) on asset disposals	(0.0)	0.0	0.1	0.1	0.2
Changes in assets and liabilities	3.2	7.8	3.2	(14.8)	(0.6)
Non-cash lease expense	(1.0)	(0.4)	(1.1)	2.4	(0.2)
Distributions from equity method investments	0.8	-	-	-	0.8
Maint. & Reg. Capital Expenditures	(0.8)	(1.0)	(3.7)	(2.9)	(8.5)
Reimbursement for Capital Expenditures	0.7	0.7	1.2	3.2	5.8
Distributable Cash Flow	$29.0	$31.2	$33.7	$33.0	$126.9
Distribution Coverage Ratio [1]	1.06x	1.08x	1.11x	1.08x	1.08x
Total Distribution [1]	$27.4	$28.9	$30.3	$30.6	$117.3

Delek US

1) Distribution based on actual amounts distributed during the periods; does not include LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution.
2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek US rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015.

Note: May not foot due to rounding and annual adjustments that occurred in year-end reporting.

37

DKL: Income Statement and Non-GAAP EBITDA Reconciliation

	2013[1]	1Q14[1]	2Q14	3Q14	4Q14	2014[1]	1Q15[2]	2Q15	3Q15	4Q15	2015[2]	1Q16	2Q16	3Q16	4Q16	2016
Net Revenue	**$907.4**	**$203.5**	**$236.3**	**$228.0**	**$173.3**	**$841.2**	**$143.5**	**$172.1**	**$165.1**	**$108.9**	**$589.7**	**$104.1**	**$111.9**	**$107.5**	**$124.7**	**$448.1**
Cost of Sales	(811.4)	(172.2)	(196.6)	(194.1)	(134.3)	(697.2)	(108.4)	(132.5)	(124.4)	(71.0)	(436.3)	(66.8)	(73.1)	($73.5)	($88.8)	(302.2)
Operating Expenses (excluding depreciation and amortization presented below)	(25.8)	(8.5)	(9.5)	(10.2)	(9.7)	(38.0)	(10.6)	(10.8)	(11.6)	(11.7)	(44.8)	(10.5)	(8.7)	($9.3)	($8.8)	(37.2)
Depreciation and Amortization																
Contribution Margin	**$70.3**	**$22.8**	**$30.2**	**$23.7**	**$29.3**	**$106.0**	**$24.5**	**$28.8**	**$29.1**	**$26.2**	**$108.6**	**$26.8**	**$30.0**	**$24.7**	**$27.2**	**$108.7**
Operating Expenses (excluding depreciation and amortization presented below)																
Depreciation and Amortization	(10.7)	(3.4)	(3.5)	(3.7)	(3.9)	(14.6)	(4.0)	(4.7)	(4.5)	(5.9)	(19.2)	(5.0)	(4.8)	($5.4)	($5.6)	(20.8)
General and Administration Expense	(6.3)	(2.6)	(2.2)	(2.5)	(3.3)	(10.6)	(3.4)	(3.0)	(2.7)	(2.3)	(11.4)	(2.9)	(2.7)	($2.3)	($2.3)	(10.3)
Gain (Loss) on Asset Disposal	(0.2)	-	(0.1)	-	-	(0.1)	-	-	-	(0.1)	(0.1)	0.0	-	($0.0)	$0.0	0.0
Operating Income	**$53.2**	**$16.8**	**$24.4**	**$17.5**	**$22.1**	**$80.8**	**$17.1**	**$21.1**	**$21.8**	**$17.9**	**$77.9**	**$19.0**	**$22.5**	**$17.0**	**$19.2**	**$77.7**
Interest Expense, net	(4.6)	(2.0)	(2.3)	(2.2)	(2.1)	(8.7)	(2.2)	(2.6)	(2.8)	(3.0)	(10.7)	(3.2)	(3.3)	($3.4)	($3.7)	(13.6)
(Loss) Income from Equity Method Invesments								(0.1)	(0.3)	(0.1)	(0.6)	(0.2)	(0.2)	($0.3)	($0.4)	(1.2)
Income Taxes	(0.8)	(0.1)	(0.3)	(0.2)	0.5	(0.1)	(0.3)	(0.1)	(0.1)	0.6	0.2	(0.1)	(0.129)	($0.1)	$0.3	(0.1)
Net Income	**$47.8**	**$14.7**	**$21.8**	**$15.1**	**$20.5**	**$72.0**	**$14.6**	**$18.3**	**$18.6**	**$15.3**	**$66.8**	**$15.4**	**$18.9**	**$13.2**	**$15.3**	**$62.8**
EBITDA:																
Net Income	$47.8	$14.7	$21.8	$15.1	$20.5	$72.0	$14.6	$18.3	$18.6	$15.3	$66.8	$15.4	$18.9	$13.2	$15.3	$62.8
Income Taxes	0.8	0.1	0.3	0.2	(0.5)	0.1	0.3	0.1	0.1	(0.6)	(0.2)	0.1	0.1	0.13	(0.28)	0.1
Depreciation and Amortization	10.7	3.4	3.5	3.7	3.9	14.6	4.0	4.7	4.5	5.9	19.2	5.0	4.8	5.4	5.6	20.8
Amortization of customer contract intangible assets	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest Expense, net	4.6	2.0	2.3	2.2	2.1	8.7	2.2	2.6	2.8	3.0	10.7	3.2	3.3	3.4	3.7	13.6
EBITDA	$63.8	$20.2	$27.9	$21.2	$26.1	$95.4	$21.1	$25.7	$26.1	$23.6	$96.5	$23.7	$27.1	$22.0	$24.4	$97.3

	1Q17	2Q17	3Q17	4Q17	2017	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019
Net Revenue	**$129.5**	**$126.8**	**$130.6**	**$151.2**	**$538.1**	**$167.9**	**$166.3**	**$164.1**	**$159.3**	**$657.6**	**$152.5**	**$155.3**	**$137.6**	**$138.6**	**$584.0**
Cost of Sales	(92.6)	(85.0)	($89.1)	($106.1)	(372.9)	(119.0)	(106.0)	($105.6)	($98.4)	(429.1)	($96.3)	($93.9)	($72.6)	($73.8)	(336.5)
Operating Expenses (excluding depreciation and amortization presented below)	(10.4)	(10.0)	(10.7)	(12.3)	(43.3)	(12.6)	(14.9)	(14.5)	(15.4)	(57.4)	(15.3)	(16.5)	(17.5)	(22.0)	(71.3)
Depreciation and Amortization								(6.3)	(5.8)	(12.1)	(6.1)	(6.2)	(6.1)	(6.4)	(24.9)
Contribution Margin	**$26.5**	**$31.8**	**$30.8**	**$32.8**	**$121.9**	**$36.3**	**$45.3**	**$37.8**	**$39.6**	**$159.1**	**$34.8**	**$38.8**	**$41.3**	**$36.4**	**$151.3**
Operating Expenses (excluding depreciation and amortization presented below)								(0.9)	(0.4)	(1.3)	(0.8)	(0.8)	(0.9)	(0.3)	(2.8)
Depreciation and Amortization	(5.2)	(5.7)	(5.5)	(5.5)	(21.9)	(6.0)	(7.0)	(0.5)	(0.4)	(13.9)	(0.5)	(0.5)	(0.5)	(0.5)	(1.8)
General and Administration Expense	(2.8)	(2.7)	(2.8)	(3.6)	(11.8)	(3.0)	(3.7)	(3.1)	(7.4)	(17.2)	(4.5)	(5.3)	(5.3)	(5.8)	(20.8)
Gain (Loss) on Asset Disposal	0.0	0.0	(0.0)	(0.0)	(0.0)	-	0.1	(0.7)	(0.2)	(0.8)	(0.0)	0.0	0.1	(0.1)	(0.0)
Operating Income	**$18.5**	**$23.4**	**$22.6**	**$23.7**	**$88.1**	**$27.3**	**$34.7**	**$32.6**	**$31.1**	**$125.8**	**$29.1**	**$32.3**	**$34.7**	**$29.7**	**$125.8**
Interest Expense, net	(4.1)	(5.5)	(7.1)	(7.3)	(23.9)	(8.1)	(10.9)	(11.1)	(11.2)	(41.3)	(11.3)	(11.4)	(12.5)	(12.2)	(47.3)
(Loss) Income from Equity Method Invesments	0.2	1.2	1.6	1.9	5.0	0.8	1.9	1.9	1.5	6.2	2.0	4.5	8.4	5.0	19.8
Other (Expense) Income	-	-	-	-	-	-	-	-	-	-	-	(0.5)	-	(0.1)	(0.6)
Income Taxes	(0.1)	(0.1)	(0.2)	0.6	0.2	(0.1)	(0.1)	(0.1)	(0.2)	(0.5)	(0.1)	(0.1)	(0.1)	(0.7)	(1.0)
Net Income	**$14.6**	**$19.0**	**$16.9**	**$18.9**	**$69.4**	**$20.0**	**$25.6**	**$23.3**	**$21.3**	**$90.2**	**$19.7**	**$24.9**	**$30.5**	**$21.7**	**$96.8**
EBITDA:															
Net Income	$14.6	$19.0	$16.9	$18.9	$69.4	$20.0	$25.6	$23.3	$21.3	$90.2	$19.7	$24.9	$30.5	$21.7	$96.8
Income Taxes	0.1	0.1	0.2	($0.6)	(0.2)	0.1	0.1	0.1	$0.2	0.5	0.1	0.1	0.1	0.7	1.0
Depreciation and Amortization	5.2	5.7	5.5	5.5	21.9	6.0	7.0	6.7	6.3	26.0	6.6	6.6	6.6	6.9	26.7
Amortization of customer contract intangible assets	-	-	-	-	-	0.6	1.8	1.8	1.8	6.0	1.8	1.8	1.8	1.8	7.2
Interest Expense, net	4.1	5.5	7.1	7.3	23.9	8.1	10.9	11.1	11.2	41.3	11.3	11.4	12.5	12.2	47.3
EBITDA	$23.9	$30.3	$29.7	$31.1	$115.0	$34.7	$45.4	$43.0	$40.7	$163.9	$39.4	$44.8	$51.5	$43.3	$178.9

1) Results in 2013 and 2014 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
2) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 dropdowns.

Note: May not foot due to rounding.

38

Non-GAAP Reconciliation of Increased Paline Pipeline Tariff EBITDA(1) Reconciliation of Forecast Incremental U.S. GAAP Net Income (Loss) to Forecast Incremental EBITDA for Paline Pipeline Tariff Increase ($ in millions) Annual Monthly Forecasted Incremental Net Income $ 10.8 $ 0.9 Add Forecasted Incremental Amounts for: Interest Expense, net $ - $ - Depreciation and amortization $ - $ - Forecasted Incremental EBITDA $ 10.8 $ 0.9 1) Based on projected potential future performance from the Paline Pipeline using 36,000 bpd and the tariff change from an incentive rate of $0.75/bbl to the FERC rate of $1.57/bbl. Amounts of EBITDA and net income will vary. Actual amounts will be based on market conditions and pipeline operations. 39

Non-GAAP Reconciliation of Red River Joint Venture Adjusted EBITDA(1) Delek Logistics Partners, LP Reconciliation of Forecasted Incremental Annualized Net Income to Forecasted Incremental Annualized Adjusted EBITDA for the Red River Pipeline Joint Venture ($ in millions) Pre-Expansion Range Post-Expansion Range Forecasted Incremental Annualized Net Income $5.6 $7.6 $10.1 $15.1 Add Forecasted Incremental for: Interest Expense, Net $6.6 $6.6 $7.6 $7.6 Depreciation and Amortization $0.0 $0.0 $0.0 $0.0 Forecasted Incremental EBITDA $12.2 $14.2 $17.7 $22.7 Adjustments: Add Forecasted Incremental Distributions from operations of $1.3 $1.3 $2.3 $2.3 non- controlled entities in excess of earnings Forecasted Incremental AnnualizedAdjusted EBITDA $13.5 $15.5 $20.0 $25.0 1) Based on projected potential future performance from the Red River joint venture. Amounts of adjusted EBITDA and net income will vary. Actual amounts will be based on market conditions and pipeline operations. 40

Non-GAAP Reconciliations of Big Spring Gathering System Forecasted EBITDA Reconciliation of Forecasted Incremental Annualized Net Income to Forecasted Incremental Annualized EBITDA for the Big Springs Gathering System ($ in millions) Forecasted Range Forecasted Incremental Annualized Net Income $ 5.0 $ 10.0 Add Forecasted Incremental Amounts for: Depreciation and amortization 15.0 15.0 Interest Expense, net - - Forecasted Incremental EBITDA $ 20.0 $ 25.0 41

Investor Relations Contacts: Blake Fernandez, SVP IR/Market Intelligence 615-224-1312